Financial Instruments with Off-Balance Sheet Risk	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
Financial Instruments With Off Balance Sheet Risk [Text Block]
Note 15: Financial Instruments with Off-Balance Sheet Risk

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business. These financial instruments may include commitments to extend credit, standby letters of credit and purchase commitments. The Company uses these financial instruments to meet the financing needs of its customers. Financial instruments involve, to varying degrees, elements of credit, interest rate, and liquidity risk. These do not represent unusual risks, and management does not anticipate any losses which would have a material effect on the accompanying financial statements.

Outstanding loan commitments and lines and letters of credit are as follows:

	December 31,
(in thousands)	2014	2013

Unfunded loan commitments	$64,375	$34,464
Unused lines of credit	50,889	41,326
Letters of credit	12,397	9,676

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. The Company generally requires collateral to support financial instruments with credit risk on the same basis as it does for on-balance sheet instruments. The collateral is based on management’s credit evaluation of the counterparty. Commitments have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Each customer’s credit-worthiness is evaluated on a case-by-case basis.

Standby letters of credit are conditional commitments issued to guarantee the performance of a customer to a third party.